SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                           _________________________


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 24, 2001


                           Lucent Technologies Inc.
                           ------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                   1-11639                  22-3408857
        --------                   -------                  ----------
    (State or other              (Commission             (I.R.S. Employer
    jurisdiction of                 File                  Identification
     organization)                 Number)                    Number)





                   600 Mountain Avenue
                 Murray Hill, New Jersey                         07974
                 -----------------------                         -----
         (Address of principal executive offices)              (Zip Code)



                                (908) 582-8500
                                --------------
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS


      On July 24, 2001, Lucent announced that it had entered into a definitive agreement with The Furukawa Electric Co., Ltd. for the sale of Lucent's Optical Fiber Solutions (OFS) business. A copy of the Asset and Stock Purchase Agreement is filed as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit           Description
-------           -----------
99.1              Asset and Stock Purchase Agreement dated as of
                  July 24, 2001, by and between Lucent Technologies
                  Inc., a Delaware corporation, and The Furukawa
                  Electric Co., Ltd., a Japanese corporation.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LUCENT TECHNOLOGIES INC.,

                                        by    /s/ Mark R. White
                                           -----------------------------------
                                           Name:  Mark R. White
                                           Title: Senior Vice President and
                                                  Controller
                                                  (Principal Accounting
                                                  Officer)


Date: August 1, 2001

                                 Exhibit Index



Exhibit                 Description
-------                 -----------
99.1 Asset and Stock Purchase Agreement dated as of July 24, 2001, by and between Lucent Technologies Inc., a Delaware corporation, and The Furukawa Electric Co., Ltd., a Japanese corporation.